                                                                     Exhibit 4.1

     Series 2001-1 Supplement dated as of March 1, 2001, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee

--------------------------------------------------------------------------------

                            SAKS CREDIT CORPORATION,
                                 as Transferor

                                      and

                               SAKS INCORPORATED,
                                  as Servicer

                                      and

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

                      on behalf of the Certificateholders
                         ______________________________

                            SERIES 2001-1 SUPPLEMENT
                           Dated as of March 1, 2001

                                       to

                     MASTER POOLING AND SERVICING AGREEMENT

                          Dated as of August 21, 1997

                         ______________________________


                                  $261,500,000

                         SAKS CREDIT CARD MASTER TRUST

                                 Series 2001-1


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                                           Page
                                                                                           ----
                             PRELIMINARY STATEMENTS

SECTION 1.     Designation................................................................  1
SECTION 2.     Definitions................................................................  2
SECTION 3.     Minimum Transferor Interest Percentage..................................... 16
SECTION 4.     Reassignment and Transfer Terms............................................ 16
SECTION 5.     Delivery and Payment for the Certificates.................................. 16
SECTION 6.     Form of Delivery of the Series 2001-1 Certificates......................... 17
SECTION 7.     Servicing Compensation..................................................... 17
SECTION 8.     Increase in the Senior Class Investor Amount............................... 17
SECTION 9.     Procedure for Pre-Funding Increases in the Senior
                 Class Investor Amount.................................................... 18
SECTION 10.    Article IV of the Agreement................................................ 19

                                      ARTICLE IV
             RIGHTS OF SERIES 2001-1 CERTIFICATEHOLDERS ANDALLOCATION AND
                             APPLICATION OF COLLECTIONS

Section 4.2    Establishment of Series Accounts...........................................20
Section 4.2.1  Collections and Allocations................................................21
Section 4.3    Determination of Monthly Principal.........................................22
Section 4.4    Application of Collections of Finance Charge Receivables...................23
Section 4.5    Application of Collections of Principal Receivables........................28
Section 4.6    Defaulted Amounts; Senior Class Investor Charge Offs.......................30
Section 4.7    Shared Principal Collections...............................................32
Section 4.8    Shared Excess Finance Charge Collections...................................33
Section 4.9    Applications of Spread Account Funds; Release of Funds
                 From Spread Account......................................................33
SECTION 9.     Article V of the Agreement.................................................34

                                        ARTICLE V
                    DISTRIBUTIONS AND REPORTS TOCERTIFICATEHOLDERS

Section 5.1    Distributions..............................................................34
Section 5.2    Reports and Notices to Series 2001-1 Certificateholders....................35
SECTION 10.    Pay Out Events.............................................................36
SECTION 11.    Consent to Issuance of Additional Series...................................38
SECTION 12.    [Reserved].................................................................38
SECTION 13.    Increase or Reduction of Discount Percentage...............................39
SECTION 14.    Access to Information......................................................39
SECTION 15.    Series 2001-1 Investor Exchange............................................39
SECTION 16.    Certificate Defeasance.....................................................40
SECTION 17.    Transfers of Series 2001-1 Certificates; Legends...........................40
SECTION 18.    Ratification of Master Pooling and Servicing Agreement.....................45
SECTION 19.    Counterparts...............................................................45
SECTION 20.    Governing Law..............................................................45
SECTION 21.    Subordination of Certain Termination Payments..............................46
SECTION 22.    Opinions of Counsel........................................................46
SECTION 23.    No Third-Party Beneficiaries...............................................46

Exhibit A-1         Form of Senior Class Certificate
Exhibit A-2         Form of Subordinate Class Certificate
Exhibit B           Form of Monthly Payment Instructions
Exhibit C           Form of Monthly Certificateholder's Statement
Exhibit D           Transfer Certification

     SERIES 2001-1 SUPPLEMENT, dated as of March 1, 2001 (this "Series
                                                                ------
Supplement"), by and among SAKS CREDIT CORPORATION, a Delaware corporation, as
----------
Transferor (the "Transferor"), SAKS INCORPORATED, a Tennessee corporation, as
                 ----------
Servicer (the "Servicer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               --------
(f/k/a Norwest Bank Minnesota National Association, a national banking association, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Master
                                                  -------
Pooling and Servicing Agreement, dated as of August 21, 1997 (the "Master
                                                                   ------
Pooling and Servicing Agreement" and, as supplemented by this Series Supplement,
-------------------------------
the "Agreement").
     ---------

                             PRELIMINARY STATEMENTS

          Section 6.9 of the Master Pooling and Servicing Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Master Pooling and Servicing Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Master Pooling and Servicing Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 2001-1.

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Series 2001-1 Certificates shall not be subordinated to any other Series.

          In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Pooling and Servicing Agreement, the terms and provisions of this Series Supplement shall govern.

          SECTION 1.  Designation.  The Certificates issued hereunder shall be
                      -----------
designated generally as the Series 2001-1 Certificates. The Series 2001-1 Certificates shall be one of the Series of Investor Certificates in Group One and shall be a Principal Sharing Series. The Investor Certificates of Series 2001-1 (collectively, the "Series 2001-1 Certificates") shall be issued
                           --------------------------
initially in three classes, which shall be designated generally as the Class A-1 Variable Funding Certificates, Series 2001-1, the Class A-2 Variable Funding Certificates, Series 2001-1, and the Subordinate Class Certificates, Series 2001-1.

          SECTION 2.  Definitions.  All capitalized terms not otherwise defined
                      -----------
herein are defined in the Master Pooling and Servicing Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Master Pooling and Servicing Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Master Pooling and Servicing Agreement, each capitalized term used or defined herein shall relate only to the Series 2001-1 Certificates and no other Series of Certificates issued by the Trust.

          The following words and phrases shall have the following meanings with respect to the Series 2001-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Accrued Interest Component" shall mean, for any Monthly Period for
           --------------------------
any Senior Class, the Interest Component of all Related Commercial Paper outstanding with respect to such Senior Class at any time during such Monthly Period which has accrued from the first day through the last day of such Monthly Period, whether or not such Related Commercial Paper matures during such Monthly Period. For purposes of the immediately preceding sentence, the portion of the Interest Component of Related Commercial Paper accrued in a Monthly Period which Related Commercial Paper has a stated maturity date that succeeds the last day of such Monthly Period shall be computed based on the actual number of days that such Related Commercial Paper was outstanding during such Monthly Period.

          "Additional Investor Amount" shall have the meaning specified in the
           --------------------------
Certificate Purchase Agreement.

          "Additional Senior Class Investor Amounts" shall have the meaning
           ----------------------------------------
specified in Section 8 of this Series Supplement.

          "Agent" shall mean Bank of America, N.A., in its capacity as agent for
           -----
the Senior Class Conduits and the Bank Investors pursuant to the Certificate Purchase Agreement, and any successor thereto appointed pursuant to the Certificate Purchase Agreement.

          "Aggregate Initial Investor Amount" shall mean the sum of the
           ---------------------------------
Class A-1 Initial Investor Amount, the Class A-2 Initial Investor Amount and the Subordinate Class Initial Investor Amount.

          "Aggregate Investor Amount" shall mean, on any date of determination,
           -------------------------
the sum of the Investor Amounts on such date.

          "Amortization Period" shall mean the period commencing at the close of
           -------------------
business on the Termination Date and ending on the date on which the Aggregate Investor Amount and any other amounts outstanding to the Investor
Certificateholders under the Transaction Documents have been paid in full.

          "Assignee" shall have the meaning specified in Section 17 of this
           --------
Series Supplement.

          "Bank Investors" shall have the meaning specified in the Certificate
           --------------
Purchase Agreement.

          "Base Rate" shall mean, with respect to any Monthly Period, the sum of
           ---------
(a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the aggregate Carrying Costs for all Senior Classes for such Monthly Period and the denominator of which is the daily average Aggregate Investor Amount with respect to the preceding Monthly Period and (b) 2.00% per annum.

          "Business Day" shall have the meaning specified in the Master Pooling
           ------------
and Servicing Agreement; provided, however, that the cities specified in the
                         --------  -------
definition of "Business Day" in the Master Pooling and Servicing Agreement shall
               ------------
also include Charlotte, North Carolina and Chicago, Illinois.

          "Carrying Costs" shall mean, for each Senior Class, with respect to
           --------------
any Monthly Period, the sum (without duplication) of (i) the sum of the dollar amount of the obligations of the Senior Class Conduit which is a member of such Senior Class for such Monthly Period determined on an accrual basis in accordance with generally accepted accounting principles consistently applied
(a) to pay interest accrued during such Monthly Period with respect to the related Senior Class Certificates and other amounts outstanding under the related Program Support Agreement at any time during such Monthly Period, whether or not such interest is payable during such Monthly Period, (b) to pay the Accrued Interest Component of Related Commercial Paper for such Senior Class with respect to such Monthly Period, and

(c) to pay the portion of any servicing compensation payable to a Successor Servicer pursuant to Section 4.2 allocable to such Senior Class, and (ii) the sum of (a) amounts payable in respect of such Senior Class by the Transferor pursuant to Section 7.3 of the Master Pooling and Servicing Agreement and
Article IV of the Certificate Purchase Agreement, (b) to pay interest accrued as specified in Section 2.6 of the Certificate Purchase Agreement during the related Monthly Period to each related Program Support Provider and each related Bank Investor which has acquired an interest in such Senior Class Certificates and (c) to pay all fees payable pursuant to the Fee Letter for such Senior Class accrued from the first day of such Monthly Period through the last day of such Monthly Period to the extent not paid by the Transferor in accordance with the provisions of the Certificate Purchase Agreement and such Fee Letter.

          "Certificate Purchase Agreement" shall mean the certificate purchase
           ------------------------------
agreement dated as of March 1, 2001 among the Transferor, the Servicer, EFC, any other conduit purchaser named therein or subsequently added thereto, the Bank Investor parties thereto, the Agent and the Senior Class Agents.

          "Certificate Rate" shall mean for each Senior Class, with respect to
           ----------------
the Monthly Period related to any Distribution Date, a per annum interest rate which if multiplied by the average daily Senior Class Investor Amount for such Monthly Period, would produce, on the basis of the actual number of days in such Monthly Period and a 360-day year, an amount equal to the Carrying Costs for such Senior Class.

          "Certificateholder" shall mean each holder of a Series 2001-1
           -----------------
Certificate.

          "Certificates" shall mean any one of the Senior Class Certificates or
           ------------
the Subordinate Class Certificates.

          "Class" shall mean each of the Senior Classes and the Subordinate
           -----
Class.

          "Class A-1 Initial Investor Amount" shall mean the initial principal
           ---------------------------------
amount of the Class A-1 Variable Funding Certificates, which is $0.

          "Class A-2 Initial Investor Amount" shall mean the initial principal
           ---------------------------------
amount of the Class A-2 Variable Funding Certificates, which is $0.

          "Closing Date" shall mean March 1, 2001.
           ------------

          "Commercial Paper" shall have the meaning specified in the
           ----------------
Certificate Purchase Agreement.

          "Defeasance Account" shall have the meaning specified in Section 16(b)
           ------------------
of this Series Supplement.

          "EFC" shall mean Enterprise Funding Corporation, a Delaware
           ---
corporation, together with its successors.

          "Enhancement" shall mean, with respect to the Senior Class
           -----------
Certificates, the subordination of the Subordinate Class Certificates.

          "Enhancement Investor Amount" shall mean the Subordinate Class
           ---------------------------
Investor Amount.

          "Enhancement Provider" shall mean each of the holders of the
           --------------------
Subordinate Class Certificates.

          "Face Amount" shall mean (i) with respect to Commercial Paper issued
           -----------
on a discount basis, the face amount stated therein, and (ii) with respect to Commercial Paper which is interest-bearing, the principal amount of and interest accrued and to accrue on such Commercial Paper to its stated maturity.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.8.

          "Fixed/Floating Allocation Percentage" shall mean for each Class, with
           ------------------------------------
respect to any Monthly Period (with respect to Collections of Principal Receivables for any Monthly Period during the Amortization Period), the percentage equivalent of a fraction the numerator of which is equal to the Investor Amount of such Class as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) (x) the Aggregate Principal Receivables as of the last day of such Monthly Period plus
                                                                          ----
(y) the amount on deposit in the Excess Funding Account as of the last day of such Monthly Period, and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Collections of Principal Receivables for any Monthly Period during the Amortization Period for each class of each Series outstanding as of the date on which such deter-
mination is being made; provided, however, that the Fixed/Floating Allocation
                        --------  -------
Percentage with respect to Collections of Principal Receivables allocated to Series 2001-1 shall equal zero until the Series 1998-2 Pay-Out Date. The Fixed/Floating Allocation Percentage with respect to Collections of Principal Receivables allocated to Series 2001-1 will be recalculated as of the end of the day on the Series 1998-2 Pay-Out Date and such Fixed/Floating Allocation Percentage shall remain in effect for the remainder of the Monthly Period in which such Series 1998-2 Pay-Out Date occurs. With respect to the Series 1998-2 Certificates, the Investor Percentage (as defined in the Series 1998-2 Supplement) with respect to Principal Receivables shall be set at zero as of the end of the day on the Series 1998-2 Pay Out Date and thereafter remain zero.

          "Floating Allocation Percentage" shall mean for each Class, with
           ------------------------------
respect to any Monthly Period (with respect to Collections of Principal Receivables for any Monthly Period during the Revolving Period (except as otherwise provided herein), with respect to Collections of Finance Charge Receivables, except as provided below with respect to Series 1998-2 Rapid Amortization Period and with respect to the Default Amount and Adjustment Payment Obligations at any time), the percentage equivalent of a fraction the numerator of which is equal to the Aggregate Investor Amount of such Class as of last Business day of the preceding Monthly Period provided, that with respect to
                                                  --------
the Monthly Period beginning on the Closing Date and ending March 31, 2001, the numerator shall be equal to the daily average Aggregate Investor Amount for such Class during such period, and the denominator shall in each case be equal to the greater of (i) (x) the sum of the Aggregate Principal Receivables as of the last day of the preceding Monthly Period plus (y) the amount on deposit in the Excess
                                    ----
Funding Account as of the last day of the preceding Monthly Period, and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Collections of Principal Receivables and Collections of Finance Charge Receivables, as applicable, for any Monthly Period during the Revolving Period and with respect to the Default Amount and Adjustment Payment Obligations, as applicable, for each class of each Series outstanding as of the date on which such determination is being made; provided, however, that the
                                                --------  -------
Floating Allocation Percentage with respect to Collections of Principal Receivables allocated to Series 2001-1 shall equal zero until the Series 1998-2 Pay Out Date. The Floating Allocation Percentage with respect to Collections of Principal Receivables allocated to Series 2001-1 will be recalculated as of the end of the day on the Series 1998-2 Pay Out Date and such Floating Allocation Percentages shall remain in effect for the remainder of the applicable Monthly Period in which the Series 1998-2 Pay-Out Date occurs. From the start of the Rapid Amortization Period with respect to Series 1998-

2, the Floating Allocation Percentage with respect to Collections of Finance Charge Receivables shall equal zero until the Series 1998-2 Pay Out Date has occurred.

          "Group One" shall mean Series 2001-1 and each other Series specified
           ---------
in the related Series Supplement to be included in Group One.

          "Indebtedness" shall have the meaning specified in the Certificate
           ------------
Purchase Agreement.

          "Initial Investor Amount" shall mean the Class A-1 Initial Investor
           -----------------------
Amount, the Class A-2 Initial Investor Amount, and the Subordinated Class Initial Investor Amount.

          "Initial Pre-Funded Amount" shall mean with respect to the Senior
           -------------------------
Class Certificates the aggregate amount of $22,000,000.

          "Interest Component" shall mean, with respect to Commercial Paper
           ------------------
issued by a Senior Class Conduit, the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Commercial Paper by such Senior Class Conduit that is allocated, in whole or in part, to maintain such Senior Class Conduit's investment in the Senior Class Certificates; provided, however, that if any component of such rate is a discount rate in
--------  -------
calculating the Interest Component, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of (x) the actual interest rate paid to purchasers of the Commercial Paper issued by the related Senior Class Conduit,
(y) the costs associated with the issuance of such Commercial Paper as set forth in the Fee Letter, and (z) interest on other borrowing or funding sources by the related Senior Class Conduit (other than under any Program Support Agreement), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

          "Investor Amount" shall mean, with respect to each Senior Class, the
           ---------------
Senior Class Investor Amount of such Senior Class and, with respect to the Subordinate Class, the Subordinate Class Investor Amount.

          "Investor Charge Offs" shall mean, with respect to any date of
           --------------------
determination, the sum of the Senior Class Investor Charge Offs and the Subordinate Class Investor Charge Offs for such date of determination.

          "Investor Default Amount" shall mean for each Class, with respect to
           -----------------------
any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Monthly Period and (b) the Investor Percentage for such Class with respect to such preceding Monthly Period.

          "Investor Finance Charge Collections" shall mean for each Class, with
           -----------------------------------
respect to any Monthly Period, the product of (a) the Investor Percentage for such Class with respect to such Monthly Period and (b) the Collections of Finance Charge Receivables for such Monthly Period.

          "Investor Letter" means that Investor Letter delivered to the
           ---------------
Transferor by the Agent in connection with the purchase of Senior Certificates.

          "Investor Monthly Servicing Fee" shall have the meaning specified in
           ------------------------------
Section 7 of this Series Supplement.

          "Investor Percentage" shall mean for each Class, with respect to any
           -------------------
Monthly Period, (a) when used with respect to Collections of Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Collections of Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage and (c) when used with respect to Collections of Finance Charge Receivables or the Default Amount or Adjustment Payment Obligations at any time, the Floating Allocation Percentage.

          "Investor Servicer Advance" shall mean for each Senior Class the
           -------------------------
aggregate amount of all Servicer Advances made with respect to such Senior Class pursuant to Section 4.4(b).

          "Minimum Enhancement Amount" shall mean, as of any date of
           --------------------------
determination the sum of (i) 6% of the Aggregate Investor Amount as of such date and (ii) the Required Spread Account Balance.

          "Minimum Transferor Interest Percentage" shall have the meaning
           --------------------------------------
specified in Section 3 of this Series Supplement.

          "Monthly Period" shall have the meaning specified in the Master
           --------------
Pooling and Servicing Agreement; provided, however, that, with respect to the
                                 --------  -------
first Distribution Date, the Monthly Period shall be the period from and including the Closing Date through and including March 31, 2001.

          "Pay Out Event" shall mean a Pay Out Event as specified in Section 9.1
           -------------
of the Master Pooling and Servicing Agreement or Section 10 of this Series Supplement.

          "Portfolio Adjusted Yield" shall mean, with respect to any Monthly
           ------------------------
Period, the Portfolio Yield with respect to such Monthly Period minus the Base
                                                                -----
Rate with respect to such Monthly Period.

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the amount of Collections of Finance Charge Receivables that are allocated to Series 2001-1 with respect to such Monthly Period, minus (b) the
                                                                -----
aggregate Investor Default Amount for all Classes of this Series for such Monthly Period and the denominator of which is the daily average Aggregate Investor Amount for such Monthly Period. For the purposes of this definition only, the Servicer shall have the option to replace the amount described in clause (a) above, with a pro forma amount calculated as if Collections of Finance Charge Receivables are allocated among all Series using either daily average investor amounts during the Monthly Period or actual daily investor amounts in the numerator, and daily average Aggregate Principal Receivables and daily average Excess Funding Account Balances during the Monthly Period or actual daily amounts during the Monthly Period in the denominator for the allocation formula; provided however that all Series which use a fixed numerator
                    -------- -------
in the allocation formula upon the occurrence of a Pay Out Event must continue to do so for the pro forma calculation. This "Portfolio Yield" definition may be altered at any time upon the written or electronic consent of both the Servicer and the Agent, and shall not be considered an "Amendment" for purposes of Section 13 of the Master Pooling and Servicing Agreement or the Certificate Purchase Agreement.

          "Potential Pay Out Event" shall have the meaning specified in the
           -----------------------
Certificate Purchase Agreement.

          "Pre-Funded Amount" shall mean, as of any date, (a) the Initial Pre-
           -----------------
Funded Amount, plus (b) the amount of any deposits in the Pre-Funding Account
               ----
prior to such date pursuant to the Certificate Purchase Agreement, minus (c) the
                                                                   -----
amount of any withdrawals from the Pre-Funding Account to fund Additional Investor Amounts prior to such date.

          "Pre-Funding Account" shall have the meaning specified in Section
           -------------------
4.2(b).

          "Principal Shortfall" shall have the meaning specified in Section 4.7.
           -------------------

          "Pro Forma Spread Percentage" shall mean, with respect to the March
           ---------------------------
2001 Monthly Period, the sum of (i) the Spread Percentage for Series 2001-1 for the March 2001 Monthly Period and (ii) the Portfolio Adjusted Yield ("as defined in the Series 1997-1 Series Supplement") for Series 1997-1 for the February 2001 Monthly Period, divided by two.

          "Pro Rata Share" shall mean, for each Senior Class, on any date of
           --------------
determination, the amount (expressed as a percentage) obtained by dividing the Senior Class Investor Amount for such Class by the sum of the Senior Class Investor Amounts for all Classes as of the close of business on the immediately preceding Business Day; provided, however, that in the case of any Additional
                        --------  -------
Investor Amount where all Senior Class Agents shall agree in writing to any other "Pro Rata Share", the "Pro Rata Share" for each Senior Class for such
       --------------        --------------
Additional Investor Amount shall be as so agreed provided that the total of such "Pro Rata Shares" equals 100%; provided further, that "Pro Rata Share" when used
 ---------------               -------- -------        --------------
with respect to a Monthly Period shall mean for each Senior Class the weighted average Pro Rata Share for each day during such Monthly Period for such Senior Class.

          "Program Support Agreement" shall have the meaning specified in the
           -------------------------
Certificate Purchase Agreement.

          "Program Support Provider" shall have the meaning specified in the
           ------------------------
Certificate Purchase Agreement.

          "Reallocated Subordinate Class Principal Collections" shall have the
           ---------------------------------------------------
meaning specified in Section 4.4(c).

          "Related Commercial Paper" shall have the meaning specified in the
           ------------------------
Certificate Purchase Agreement.

          "Required Investor Certificateholders" shall mean, with respect to any
           ------------------------------------
date of determination, the holders of not less than 66 2/3% of the aggregate Senior Class Investor Amounts for the Senior Classes on such date.

          "Required Spread Account Amount" shall mean, (i) with respect to the
           ------------------------------
Closing Date, zero and (ii) with respect to any Determination Date, from and after the April 2001 Determination Date, the product of the Invested Amount on such Determination Date and a percentage determined based on the Two Month Rolling Spread Percentage with respect to such Determination Date as follows:
(A) if the Two Month Rolling Spread Percentage with respect to such Determination Date is greater than or equal to 5.50%, 0%, (B) if the Two Month Rolling Spread Percentage with respect to such Determination Date is less than 5.50% but greater than or equal to 5.00%, 1.50%, (C) if the Two Month Rolling Spread Percentage with respect to such Determination Date is less than 5.00% but greater than or equal to 4.50%, 2.50%, (D) if the Two Month Rolling Spread Percentage with respect to such Determination Date is less than 4.50% but greater than or equal to 4.00%, 3.50%, (E) if the Two Month Rolling Spread Percentage with respect to such Determination Date is less than 4.00% but greater than or equal to 3.00%, 5.00%, and (F) if the Two Month Rolling Spread Percentage with respect to such Determination Date is less than 3.00%, 6.00%.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to but excluding the first day of the Amortization Period.

          "Senior Certificateholders" shall mean each holder of a Senior Class
           -------------------------
Certificate.

          "Senior Class" shall have the meaning specified in the Certificate
           ------------
Purchase Agreement.

          "Senior Class Agent" shall have the meaning specified in the
           ------------------
Certificate Purchase Agreement.

          "Senior Class Certificate Principal Balance" shall mean for a Senior
           ------------------------------------------
Class, when used with respect to any date of determination, an amount equal to
(a) the Initial Investor Amount for such Senior Class, minus (b) the aggregate
                                                       -----
amount of principal payments made to the Senior Class Certificateholders of such Senior Class prior to such day, plus (c) the aggregate initial principal amount
                                ----
of any Additional Investor Amounts purchased by the Senior Class Conduits or the Bank Investors of such Senior Class pursuant to Section 2.2 of the Certificate Purchase Agreement, plus (d) after an assignment to the related Bank Investors
                    ----
pursuant to Section 5.7 of the Certificate Purchase Agreement, any amount paid by the related Bank Investors pursuant to Section 5.7(d) of the Certificate Purchase Agreement.

          "Senior Class Certificates" shall mean any one of the variable funding
           -------------------------
certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.
                                      -----------

          "Senior Class Conduit" shall have the meaning specified in the
           --------------------
Certificate Purchase Agreement.

          "Senior Class Facility Limit" shall have the meaning specified in the
           ---------------------------
Certificate Purchase Agreement.

          "Senior Class Investor Amount" shall mean for each Senior Class, on
           ----------------------------
any date of determination, an amount equal to (a) the Initial Investor Amount of such Senior Class, plus (b) the aggregate amount of any increases in the
                   ----
Investor Amount of such Senior Class pursuant to Section 8 of this Series Supplement, minus (c) the aggregate amount of principal payments made to the
            -----
Senior Certificateholders of such Senior Class prior to such date (other than principal payments made from amounts on deposit in the applicable Pre-Funding Account on the first Distribution Date following the end of the Revolving Period), minus (d) the aggregate amount of Senior Class Investor Charge Offs
         -----
allocated to such Senior Class for all prior Distribution Dates, plus (e) the
                                                                 ----
aggregate amount of Senior Class Investor Charge Offs allocated to such Senior Class reimbursed pursuant to Section 4.4(a) prior to such date, plus (f) after
                                                                ----
an assignment to the related Bank Investors pursuant to Section 5.7 of the Certificate Purchase Agreement, any amount paid by the related Bank Investors pursuant to Section 5.7(d) of the Certificate Purchase Agreement; provided,
                                                                  --------
however, that no Senior Class Investor Amount may be reduced below zero.
-------

          "Senior Class Investor Charge Off" shall have the meaning specified in
           --------------------------------
Section 4.6(a).

          "Senior Class Monthly Principal" shall have the meaning specified in
           ------------------------------
Section 4.3(a).

          "Senior Class Servicing Fee" shall have the meaning specified in
           --------------------------
Section 7 of this Series Supplement.

          "Series 1997-1" shall mean, the series, the terms of which are
           -------------
established by the First Amended and Restated Series 1997-1 Series Supplement, dated as of December 1, 1998, as amended, to the Master Pooling and Servicing Agreement.

          "Series 1998-2 Pay Out Date" shall mean the date on which the Class A
           --------------------------
Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Collateral Indebtedness Amount (each as defined in the Series 1998-2 Series Supplement), and all other amounts owed to the holders of the Series 1998-2 Certificates (other than the Series 1998-2 Class D Certificates) has been paid in full.

          "Series Accounts" shall mean the Spread Account and the Pre-Funding
           ---------------
Accounts.

          "Series Allocation Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period, (i) when used with respect to Collections of Principal Receivables during the Revolving Period, with respect to Collections of Finance Charge Receivables, the Default Amount and Adjustment Payment Obligations at any time, the sum of the Floating Allocation Percentages for such Monthly Period for each Senior Class and the Subordinate Class, and (ii) when used with respect to Collections of Principal Receivables during the Amortization Period the sum of the Fixed/Floating Allocation Percentages for such Monthly Period for each Senior Class and the Subordinate Class.

          "Series 2001-1" shall mean the Series the terms of which are specified
           -------------
in this Series Supplement.

          "Series 2001-1 Certificate" shall have the meaning specified in
           -------------------------
Section 1 of this Series Supplement.

          "Series 2001-1 Certificateholder" shall mean a holder of a Series
           -------------------------------
2001-1 Certificate.

          "Servicer" shall have the meaning specified in the preamble to this
           --------
Series Supplement.

          "Servicer Advance" shall have the meaning specified in Section 4.4(b).
           ----------------

          "Servicing Fee Percentage" shall mean 2.00%.
           ------------------------

          "Shared Principal Collections" shall mean, with respect to Series
           ----------------------------
2001-1, amounts to be treated as such pursuant to Sections 4.1(h), 4.5(a), 4.5(b) and 4.6(a) (which amounts shall be available for other Series pursuant to Section 4.1(h)).

          "Spread Account" shall have the meaning set forth in Section 4.2(a).
           --------------

          "Spread Account Funding Shortfall" shall mean for each Class, with
           --------------------------------
respect to any Determination Date, an amount equal to the excess, if any, of the amount to be deposited in the Spread Account with respect to such Class on the following Distribution Date pursuant to Section 4.4(a)(i)(G) and Section 4.5(b)(iii), over the amount actually deposited in the Spread Account with respect to such Class on such Distribution Date pursuant to Section 4.4(G).

          "Spread Percentage" shall mean, with respect to any Monthly Period,
           -----------------
the Portfolio Yield for such Monthly Period minus the Base Rate for such Monthly Period.

          "Stated Series Termination Date" shall mean the fifty-second
           ------------------------------
Distribution Date occurring after the Termination Date.

          "Subordinate Class" shall mean the Subordinate Class Certificates.
           -----------------

          "Subordinate Class Certificates" shall mean any one of the
           ------------------------------
certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.
                                       -----------

          "Subordinate Class Initial Investor Amount" shall mean the aggregate
           -----------------------------------------
initial principal amount of the Subordinate Class Certificates, which is $0.

          "Subordinate Class Investor Amount" shall mean, on any date of
           ---------------------------------
determination, an amount equal to (a) the Subordinate Class Initial Investor Amount, plus (b) the aggregate amount of any increases in the Subordinate Class
        ----
Investor Amount pursuant to Section 4.10 and Section 8 of this Series Supplement, minus (c) the aggregate amount of principal payments made to the
            -----
holders of the Subordinate Class Certificates prior to such date, minus (d) the
                                                                  -----
aggregate amount of Subordinate Class Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Reallocated Subordinate Class
                    -----
Principal Collections allocated on all prior Distribution Dates pursuant to
Section 4.4(c), minus (f) an amount equal to the amount by which the Subordinate
                -----
Class Investor Amount has been reduced on all prior Distribu-
tion Dates pursuant to Section 4.6(a), plus (g) the aggregate amount by which
                                       ----
reductions in the Subordinate Class Investor Amount pursuant to clauses (d), (e) and (f) above have been reimbursed pursuant to Section 4.4(a)(ii)(C) prior to such date; provided, however, that the Subordinate Class Investor Amount may not
           --------  -------
be reduced below zero.

          "Subordinate Class Investor Charge Off" shall have the meaning
           -------------------------------------
specified in Section 4.6(b).

          "Subordinate Class Investor Default Amount" shall mean, with respect
           -----------------------------------------
to any Distribution Date, an amount equal to the product of (i) the Default Amount for the immediately preceding Monthly Period and (ii) the Floating Allocation Percentage for the Subordinate Class for such preceding Monthly Period.

          "Subordinate Class Monthly Principal" shall have the meaning specified
           -----------------------------------
in Section 4.3(b).

          "Subordinate Class Principal Commencement Date" shall mean the
           ---------------------------------------------
Distribution Date on which the Senior Class Investor Amounts have been paid in full.

          "Subordinate Class Servicing Fee" shall have the meaning specified in
           -------------------------------
Section 7 of this Series Supplement.

          "Targeted Holder" shall mean each holder of a right to receive
           ---------------
interest or principal with respect to the Series 2001-1 Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Interest; provided, however, that any Person holding more than one interest each of which
--------  -------
would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "Termination Date" shall have the meaning specified in the Certificate
           ----------------
Purchase Agreement.

          "Transfer" shall have the meaning specified in Section 17 of this
           --------
Series Supplement.

          "Transfer Date" shall mean the Business Day preceding each
           -------------
Distribution Date.

          "Transferor" shall have the meaning specified in the preamble to this
           ----------
Series Supplement.

          "Trustee"  shall have the meaning specified in the preamble to this
           -------
Series Supplement.

          "Two Month Rolling Spread Percentage" shall mean, with respect to any
           -----------------------------------
Determination Date, the sum of the Spread Percentages with respect to the two preceding Monthly Periods divided by two (or the Pro Forma Spread Percentage with respect to the March 2001 Monthly Period).

          SECTION 3.  Minimum Transferor Interest Percentage.  The Minimum
                      --------------------------------------
Transferor Interest Percentage applicable to the Series 2001-1 Certificates shall be 0%.

          SECTION 4.  Reassignment and Transfer Terms.  The Series 2001-1
                      -------------------------------
Certificates may be reassigned and transferred to the Transferor on any Distribution Date during the Amortization Period on or after which the sum of the Class A-1 Investor Amount, the Class A-2 Investor Amount and the Subordinate Class Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the highest amount of the Class A-1 Investor Amount, the Class A-2 Investor Amount and the Subordinate Class Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date. The repurchase price for the Series 2001-1 Certificates will be equal to (a) the Aggregate Investor Amount less the Subordinate Class Investor Amount held by the Transferor, plus (b) accrued and unpaid interest on the Series 2001-1 Certificates together with all other amounts due and unpaid pursuant to the Certificate Purchase Agreement, less (c) the amount held in the Collection Account allocable to Series 2001-1 to be applied other than any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate. The provisions of this Section are subject to the provisions of Section 12.2 of the Master Pooling and Servicing Agreement.

          SECTION 5.  Delivery and Payment for the Certificates.  The Trustee
                      -----------------------------------------
shall deliver the Series 2001-1 Certificates upon the written direction of the Transferor when authenticated in accordance with Section 6.2.

          SECTION 6.  Form of Delivery of the Series 2001-1 Certificates. Each
                      --------------------------------------------------
of the Series 2001-1 Certificates shall be delivered as registered, definitive, physical certificates. Each of the Senior Class Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof. The Subordinate Class Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

          SECTION 7.  Servicing Compensation.  The share of the Monthly
                      ----------------------
Servicing Fee allocable to the Series 2001-1 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to
                            ------------------------------
one-twelfth of the product of (a) the Servicing Fee Percentage and (b) the average daily Aggregate Investor Amount for the related Monthly Period. The share of the Investor Monthly Servicing Fee allocable to the Senior Classes with respect to any Distribution Date (the "Senior Class Servicing Fee") shall be
                                       --------------------------
equal to the product of (a) the sum of the Floating Allocation Percentages for the Senior Classes divided by the sum of the Floating Allocation Percentages for all Classes, in each case with respect to the related Monthly Period, and (b) the Investor Monthly Servicing Fee with respect to such Distribution Date. The share of the Investor Monthly Servicing Fee allocable to the Subordinate Class with respect to any Distribution Date (the "Subordinate Class Servicing Fee")
                                            -------------------------------
shall be equal to the product of (a) the Floating Allocation Percentage for the Subordinate Class divided by the sum of the Floating Allocation Percentages for all Classes, in each case with respect to the related Monthly Period, and (b) the Investor Monthly Servicing Fee with respect to such Distribution Date. The Senior Class Servicing Fee, that portion of the Senior Class Servicing Fee payable in respect of any particular Senior Class and the Subordinate Class Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or from amounts allocable to other Series (as provided in the Master Pooling and Servicing Agreement and the Supplements relating to such other Series) and in no event shall the Trust, the Trustee or the Series 2001-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or from amounts allocable to any other Series.

          SECTION 8.  Increase in the Senior Class Investor Amount.
                      --------------------------------------------

          (a) Each Senior Class Certificateholder agrees, by acceptance of its Series 2001-1 Certificate, that the Transferor may, from time to time prior to the Termination Date upon satisfaction of the conditions set forth in Section
2.2 of the Certificate Purchase Agreement, require that each Senior Class Conduit acquire, as of any Business Day, additional undivided interests in the Trust in specified amounts (any such amount, an "Additional Senior Class Investor Amount") (each
                              ---------------------------------------
such date, a "Purchase Date").
              -------------

          (b) If the Senior Class Certificateholders acquire an additional undivided interest in the Trust, then in consideration of such Senior Class Certificateholders' payments of Additional Senior Class Investor Amounts (which payments shall be made through a withdrawal of amounts on deposit in the applicable Pre-Funding Account in accordance with Section 9 of this Series Supplement or a direct payment by the applicable Senior Class Certificateholder in accordance with the Certificate Purchase Agreement), the Servicer and the Trustee shall appropriately note such Additional Senior Class Investor Amounts.

          (c) Any additional Senior Class Investor Amount purchased by any Senior Class Certificateholder shall be evidenced by the related Senior Class Certificate issued on the Closing Date. The Senior Class Agent shall, and is hereby authorized to, record on the grid attached to any Senior Class Certificate (or, at the Senior Class Agent's option, in its internal books and records) the date and amount of any Additional Senior Class Investor Amount purchased, and each repayment thereof, which recordations shall be deemed correct absent manifest error; provided, however, that failure to make any such
                               --------  -------
recordation on such grid or internal records or any error in such grid or internal records shall not adversely affect a Senior Class Certificateholder's rights with respect to any Senior Class Investor Amount and its right to receive interest payments in respect of any Senior Class Investor Amount held by such Senior Class Certificateholder.

          (d) The Senior Class Certificates will be issued in the initial face amount of up to $250,410,000. The Servicer shall notify the Trustee in writing of any increase in the face amount of the Senior Class Certificates and shall instruct the Trustee in writing to record any such increase on the Certificate Register.

           SECTION 9.  Procedure for Pre-Funding Increases in the Senior Class
                       -------------------------------------------------------
Investor Amount.
---------------

          (a) Administration of the Pre-Funding Account.  The Senior Class
              -----------------------------------------
Certificateholders shall, subject to the terms and conditions of the Certificate Purchase Agreement, deposit the Initial Pre-Funded Amount for such Class into the Pre-Funding Account on the Closing Date. All interest (including reinvested interest) and other investment earnings on the Pre-Funded Amount shall not be considered part of such Pre-Funded Amount for purposes of this Series Supplement.

          (b) Investment of Funds in the Pre-Funding Account.  Funds on deposit
              ----------------------------------------------
in the Pre-Funding Account shall at all times be invested in Eligible Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the following Business Day. Subject to the restrictions set forth above, the Servicer shall instruct the Trustee or the Qualified Institution maintaining the Pre-Funding Account in writing with respect to the investment of funds on deposit in the Pre-Funding Account. For purposes of determining the availability of funds or the balances in the Pre-Funding Account for any reason under this Agreement, all interest and other investment earnings (net of losses and investment expenses) on such funds shall be deemed not to be available or on deposit until actually credited to the Pre-Funding Account.

          (c) Principal Payments from the Pre-Funding Account.  On each day that
              -----------------------------------------------
Additional Senior Class Investor Amounts are to be purchased with respect to any Class pursuant to Section 8 of this Series Supplement through a withdrawal of amounts from the Pre-Funding Account, if all the conditions precedent to such purchase under the Certificate Purchase Agreement have been satisfied, the Servicer shall instruct the Trustee in writing to withdraw from the Pre-Funding Account and pay to the Transferor an amount equal to the lesser of the aggregate Additional Senior Class Investor Amounts being purchased with respect to such Class on such date and the amount on deposit in the Pre-Funding Account. In the event that the applicable Pre-Funded Amount exceeds zero at the end of the Revolving Period, the Servicer shall apply or shall cause the Trustee to apply such Pre-Funded Amount to the payment by the Paying Agent, on the next succeeding Distribution Date, of principal on the applicable Senior Class Certificates.

          SECTION 10.  Article IV of the Agreement.  Any provisions of Article
                       ---------------------------
IV of the Master Pooling and Servicing Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 2001-1 Certificates. Section
4.1 shall read in its entirety as provided in the Master Pooling and Servicing Agreement. Article IV of the Agreement (except for Section 4.1 thereof) as it relates to Series 2001-1 shall read in its entirety as follows:

                                  ARTICLE IV

                 RIGHTS OF SERIES 2001-1 CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.2  Establishment of Series Accounts.
                       --------------------------------

          (a) The Trustee, for the benefit of the Series 2001-1 Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Spread Account"),
                                                               --------------
bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 2001-1 Certificateholders. The Servicer hereby designates the Trustee as the Qualified Institution with whom the Spread Account will initially be maintained.

          (b) The Trustee, for the benefit of each Senior Class Certificateholder, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, within the corporate trust department of an Qualified Institution designated by the Servicer, a segregated trust account with respect to each Class of the Senior Class Certificates (each, a "Pre-Funding Account"), which will bear a
                             -------------------
designation clearly indicating that the funds deposited therein are held in trust for the benefit of the applicable Senior Class Certificateholder. The Servicer hereby designates the Trustee as the Qualified Institution with whom the Pre-Funding Accounts will initially be maintained.

          (c) The Trustee, for the benefit of the applicable Series 2001-1 Certificateholders, shall possess all right, title and interest in all funds on deposit from time to time in the Series Accounts and in all proceeds thereof. The Trustee at all times shall maintain accurate records reflecting each transaction in the Series Accounts. Pursuant to the authority granted to it pursuant to the Agreement, the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds from the Series Accounts for the purpose of carrying out its duties hereunder. Funds on deposit in the Spread Account shall at all times be invested in Eligible Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Distribution Date following the Monthly Period in which such funds were processed for collection. Subject to the restrictions set forth above, the Servicer shall instruct the Trustee or the Qualified Institution maintaining the Spread Account in writing with respect to the investment of funds on deposit in the Spread Account. For purposes of determining the availability of funds or the balances in the Series Accounts for any reason under this Agreement, all interest and other investment earnings (net of losses and investment expenses) on such funds shall be deemed not to be available or on deposit until actually credited to such Series Accounts. Eligible Investments shall not be disposed of prior to their maturity.

          (d) On each Distribution Date, the Trustee, acting at the written direction of the Servicer, shall transfer to the Collection Account all interest and other investment earnings (net of losses and investment expenses) credited to the Series Accounts during the preceding Monthly Period. The amounts so transferred shall be treated as Collections of Finance Charge Receivables allocable to the Series 2001-1 Certificates.

          Section 4.2.1  Collections and Allocations.
                         ---------------------------

          (a) Collections of Finance Charge Receivables with respect to a Monthly Period shall be allocated to Series 2001-1 and deposited into the Collection Account in an amount equal to the product of such Collections of Finance Charge Receivables and the Series Allocation Percentage for such Monthly Period. Collections of Principal Receivables with respect to a Monthly Period shall be allocated to Series 2001-1 and deposited into the Collection Account in an amount equal to the product of such Collections of Principal Receivables and the Series Allocation Percentage for such Monthly Period. The Servicer shall apply, or shall instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 2001-1 Certificates as described in this Article IV.

          (b) Provided that daily deposits of Collections are required pursuant to subsection 4.1(f) of the Master Pooling and Servicing Agreement, during the Revolving Period, so long as the sum of the Subordinate Class Investor Amount and the amount on deposit in the Spread Account is not less than the Minimum Enhancement Amount, Collections of Principal Receivables allocable to Series 2001-1 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided,
                                                                --------
however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor

Amount; and provided, further, that on any date on which the sum of the
            --------  -------
Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. During the Amortization Period, Collections of Principal Receivables allocable to Series 2001-1 with respect to each Monthly Period shall be deposited into the Collection Account on a daily basis.

          (c) All allocations of Collections, Default Amounts and Adjustment Payment Obligations to the Senior Classes shall be made to such classes pari
                                                                        ----
passu.
-----

          Section 4.3  Determination of Monthly Principal.
                       ----------------------------------

          (a) The amount of principal allocable to each Senior Class on each Distribution Date (the "Senior Class Monthly Principal"), shall be equal to the
                        ------------------------------
lesser of (i) during the Amortization Period the Fixed/Floating Allocation Percentage for such Senior Class or during the Revolving Period the Floating Allocation % for such Senior Class of Collections of Principal Receivables with respect to the preced ing Monthly Period, plus the Pro Rata Share for such
                                          ----
Senior Class of the amount of any Shared Principal Collections with respect to other Series that are allocated to Series 2001-1 in accordance with the Master Pooling and Servicing Agreement, plus, any amounts required by Section 4.4(a)(i)
                                 ----
or Section 4.9(e) to be applied in accor dance with Section 4.5 governing Principal Collections plus, prior to the Subordinate Class Principal
                      ----
Commencement Date, the Pro Rata Share for such Senior Class of the amount which would be, but for the failure of the Subordinate Class Principal Commencement Date to occur, treated hereunder as the Subordinate Class Monthly Principal for such Distribution Date, minus the amount of Reallocated Subordinate Class
                        -----
Principal Collections allocated to such Senior Class on such Distribution Date pursuant to Section 4.4(c) and (ii) the Senior Class Investor Amount for such Senior Class with respect to such Distribution Date.

          (b) The amount of principal allocable to the Subordinate Class on each Distribution Date (the "Subordinate Class Monthly Principal"), beginning
                             -----------------------------------
with the Subordinate Class Principal Commencement Date, shall be equal to the lesser of (i) the Floating Allocation Percentage for the Subordinate Class of Collections of Principal Receivables with respect to the preceding Monthly Period, plus, any amounts required by Section 4.4(a)(ii) to be applied in
        ----
accordance with Section 4.5 governing Principal Collections plus the Shared
                                                            ----
Principal Collections with respect to other Series that are allocated to Series 2001-1 in accordance with the

Agreement and remaining after application pursuant to Section 4.3(a) and
(ii) the Subordinate Class Investor Amount with respect to such Distribution
Date.

          Section 4.4  Application of Collections of Finance Charge Receivables.
                       --------------------------------------------------------

          (a) In accordance with Section 4.2(a) of the Agreement, the Servicer shall apply or shall instruct the Trustee to apply on each Distribution Date the Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables pursuant to the Master Pooling and Servicing Agreement in each case allocable to Series 2001-1 plus the
                                                                        ----
amount of any Shared Excess Finance Charge Collections allocable to Series 2001-1 to make the distributions specified in this Section 4.4.

               (i) For each Senior Class, the sum of (x) the Pro Rata Share for such Senior Class for the related Monthly Period of Collections of Finance Charge Receivables allocable to Series 2001-1 plus (y) the Pro Rata Share
                                                   ----
     for such Senior Class for the related Monthly Period of the amount of any Shared Excess Finance Charge Collections allocable to Series 2001-1 will be applied to make the following distributions to the Senior Certificateholders of such Senior Class in the following priority:

                    (A) an amount equal to unpaid Investor Servicer Advances for such Senior Class for the related Monthly Period, if any, shall be paid to the Servicer to repay such Investor Servicer Advances;

                    (B) an amount equal to the Carrying Costs for such Senior Class for the related Monthly Period (less the amount of any such Carrying Costs that has been paid by an Investor Servicer Advance), plus the amount of any Carrying Costs previously due but not paid on
          ----
          a prior Distribution Date plus interest on any such overdue amount at the Base Rate for the prior Monthly Period plus 2.0%, shall be distributed to each Senior Class Agent for payment to the Certificateholders of such Class;

                    (C) if neither Saks Incor porated nor an Affiliate of Saks Incorporated is the Servicer, an amount equal to the Pro Rata Shares for such Senior Class for the related Monthly Period of the Senior Class Servicing Fee with respect to such Distribution Date, plus an
                                                                       ----
          amount equal to the Pro Rata Share for such Senior Class for the related Monthly Period of any Senior Class Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to, or retained by, the Servicer;

                    (D) an amount equal to the Investor Default Amount allocated to the Senior Classes with respect to such Distribution Date, if any, shall be applied with respect to each Class in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables;

                    (E) an amount equal to the Floating Allocation Percentage for such Senior Class for the related Monthly Period of Adjustment Payment Obligations for the related Monthly Period which the Transferor fails to make in accordance with the Agreement shall be applied with respect to such Class in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables, provided that any such application shall not relieve the Transferor of
          --------
          its obligations in respect of such Adjustment Payment Obligations;

                    (F) an amount equal to the aggregate Senior Class Investor Charge Offs allocable to such Senior Class not previously reimbursed shall be applied with respect to such Class in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables;

                    (G) an amount equal to the excess, if any, of the Pro Rata Share for each Senior Class Certificateholder of the Required Spread Account Amount with respect to such Determination Date over the Pro Rata Share for such Senior Class Certificateholder of the amount on deposit in the Spread Account before giving effect to such deposit (assuming that an amount equal to all unfunded Spread Account Funding Shortfalls for all Classes with respect to previous Determination Dates have been deposited in the Spread Account on such Determination
          Date) shall be deposited in the Spread Account.

                    (H) if Saks Incorporated or an Affiliate of Saks Incorporated is the Servicer, an amount equal to the Pro Rata Share for such Senior Class for the related Monthly Period of the Senior Class Servicing Fee for such Distribution Date, plus an amount equal
                                                          ----
          to the Pro Rata Share for such Senior Class for the related Monthly Period of any Senior Class Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to, or retained by, the Servicer;

                    (I) to the extent Inves tor Finance Charge Collections for any other Senior Class are insufficient to provide for the payment in respect of such other Senior Class(es) of the amounts described in clauses (A) through (F) above, the bal ance, if any, remaining after application pursuant to clauses (A) through (F) above shall be applied to cover any such insufficiency(ies) (pro rata among such other Senior
                                                --- ----
          Classes, if applicable, based on the amount of their respective Senior Class Investor Amounts); and

                    (J) the balance, if any, remaining after application pursuant to clauses (A) through (I) above shall be distributed as described in clause (a)(ii) of this Section 4.4.

               (ii) For the Subordinate Class, the sum of the amounts described in Section 4.4(a)(i)(J) with respect to all Senior Classes will be applied to make the following distributions to the holder of the Subordinate Class Certificate in the following priority:

                    (A) if neither Saks Incorporated nor an Affiliate of Saks Incorporated is the Servicer, an amount equal to the Subordinate Class Servicing Fee with respect to such Distribution Date, plus an amount
                                                                ----
          equal to any Subordinate Class Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to, or retained by, the Servicer;

                    (B) an amount equal to the Investor Default Amount for the Subordinate Class with respect to such Distribution Date, if any, shall be applied in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables;

                    (C) an amount equal to the Floating Allocation Percentage for the Subordinate Class for the related Monthly Period of Adjustment Payment Obligations for the related Monthly Period which the Transferor fails to make in accordance with the Agreement shall be applied in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables, provided that any such
                                                --------
          application shall not relieve the Transferor of its obligations in respect of such Adjustment Payment Obligations;

                    (D) an amount equal to the aggregate amount by which the Subordinate Class Investor Amount has been reduced pursuant to clauses
          (d), (e) and (f) of the definition thereof (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be applied in accordance with the provisions of Section

          4.5 governing Collections of Principal Receivables; and

                    (E) the balance, if any, remaining after application pursuant to clauses (A) through (D) above shall be distributed as described in clause (d) of this Section 4.4.

          (b) In the event that, on any date, a Senior Class Conduit does not have sufficient funds to pay any Carrying Costs for such Senior Class Conduit due and payable on such date, such Senior Class Conduit shall provide to the Servicer a notice setting forth the amount of such Carrying Costs and the date on which such Carrying Costs are due, and the Servicer shall make an advance from its own funds to the related Senior Class Agent for the account of the Certificateholders of such Senior Class in an amount equal to such deficiency or deficiencies, but only to the extent the Servicer reasonably expects to be reimbursed therefor (each, a "Servicer Advance"). The amounts set forth in such
                              ----------------
notice shall be conclusive and binding for all purposes absent manifest error.

          In the event that Carrying Costs for a Senior Class are due and payable to a Bank Investor on any date other than a Distribution Date, the Senior Class Agent shall provide to the Servicer a notice setting forth the amount of such Carrying Costs and the date on which such Carrying Costs are due, and the Servicer shall make an advance from its own funds to the Senior Class Agent for the benefit of the Bank Investors of such Senior Class in an amount equal to such deficiency or deficiencies, but only to the extent the Servicer reasonably expects to be reimbursed therefor (each also, a "Servicer Advance").
                                                            ----------------

          Amounts required to be remitted to a Senior Class Agent pursuant to this Section 4.4(b) shall be remitted in immediately available funds to the account of such Senior Class Agent designated in the Certificate Purchase Agreement no later than 12:00 noon, New York City time, on the date due; provided, however, that in lieu of such direct payment by the Servicer, to the
--------  -------
extent of available funds, the Servicer may instruct the Trustee in writing to remit such amounts from the Investor Finance Charge Collections on deposit in the Collection Account, any such payment to be netted from amounts to be paid with respect to the related Senior Class pursuant to Section 4.4(a)(i)(B). The Servicer shall record in its books and records such withdrawal and the application of funds and net such amounts so applied from the amounts to be paid with respect to such Senior Class under Section 4.4(a)(i)(B) on the succeeding Distribution Date.

          (c) If the Investor Finance Charge Collections with respect to any Monthly Period are insufficient to pay the sum of the amounts to be distributed with respect to a Senior Class on the related Distribution Date pursuant to clauses (A) through (F) of Section 4.4(a)(i), the Servicer shall first, withdraw
                                                                 -----
from the Spread Account on such Distribution Date, an amount equal to the lesser of (i) the amount available to be withdrawn from the Spread Account with respect to such Class (based on the amount previously withdrawn from or deposited in the Spread Account with respect to such Class) and (ii) such deficiency for such Senior Class, and apply such amount withdrawn to such deficiency and pay such amount to the related Senior Class Agent for the account of the Certificateholders of such Class, and second, to the extent a deficiency
                                      ------
continues to remain, the Servicer shall pay on such Distribution Date to the related Senior Class Agent for the account of the Certificateholders of such Senior Class, out of the Pro Rata Share for such Senior Class for the related Monthly Period of the Collections of Principal Receivables allocated to the Subordinate Class for such Monthly Period, an amount equal to such remaining deficiency (all such amounts, "Reallocated Subordinate Class Principal
                               ---------------------------------------
Collections").  Such amounts shall be applied with respect to such Senior Class
-----------
in the order of priority set forth in Section 4.4(a)(i) (without giving effect to the distributions in clauses (H) and (I) thereof).

          (d) On each Distribution Date with respect to the Revolving Period, the amount determined pursuant to Section 4.4(a)(ii)(E) shall be treated as "Shared Excess Finance Charge Collections" to be applied in accordance with
Section 4.1(i) of the Agreement; and thereafter the balance shall be distributed to the Transferor. On each Distribution Date with respect to the Amortization Period, the amount determined pursuant to Section 4.4(a)(ii)(E) shall be distributed to each Senior Class Agent in accordance with the Pro Rata Share for the related Senior Class for the account of the Certificateholders of such Senior Class in reduction of the Senior Class Investor Amount for such Senior Class until paid in full; and thereafter the balance shall be distributed to the Transferor.

          Section 4.5  Application of Collections of Principal Receivables.
                       ---------------------------------------------------

          (a) On each Distribution Date with respect to the Revolving Period, an amount equal to the Collections of Principal Receivables allocable to Series 2001-1 for the related Monthly Period (after giving effect to any reallocation thereof pursuant to Section 4.4(c) and any distribution described in Section 4.5(d)) shall, at the Transferor's option, either (i) be distributed in whole or in part to the Senior Class Agent in accordance with the Pro Rata Share for the related Senior Class for the account of the Certificateholders of such Senior Class in reduction of the Senior Class Investor Amount for such Senior Class (provided that the amounts so distributed on any Distribution Date shall not
---------
exceed the Floating Allocation Percentage for the related Monthly Period of the Collections of Principal Receivables allocated to Series 2001-1 and received during the related Monthly Period) or (ii) to the extent not distributed pursuant to clause (i) of this Section 4.5(a), be treated as "Shared Principal Collections" to be applied to other Series in Group One in accordance with
Section 4.1(h) of the Agreement. Notwithstanding the foregoing, at any time (x) to the extent that the Transferor Amount is less than the Minimum Transferor Amount or (y) after the occurrence of a Potential Pay Out Event, Collections of Principal Receivables allocable to Series 2001-1 (after giving effect to any reallocation thereof pursuant to Section 4.4(c) and any distribution described in Section 4.5(d)) shall be applied, in the case of clause (x) above, to the extent of such deficiency, in the case of clause (y) above, in whole, as described in clause (i) of this Section 4.5(a).

          (b) On each Distribution Date following the commencement of the Amortization Period, an amount equal to the Collections of Principal Receivables allocable to Series 2001-1 for the related Monthly Period (after giving effect to any reallocation thereof pursuant to Section 4.4(c) and any distribution described in Section 4.5(d)) plus the amount of any Shared Principal Collections
                             ----
allocable to Series 2001-1 plus that portion of the amount on deposit in the
                           ----
Excess Funding Account allocable to Series 2001-1 plus the amount described in
                                                  ----
Section 4.9(e), if applicable, shall be applied in the following priority:

               (i) an amount equal to the Senior Class Monthly Principal for each Senior Class for such Distribution Date shall be distributed to the related Senior Class Agent for payment to the related Senior
     Certificateholders pro rata until the Senior Class Investor Amount of such Senior Class has been paid in full;

               (ii) an amount equal to the Subordinate Class Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the holders of the Subordinate Class Certificates pro rata until
                                                                  --- ----
     the Subordinate Class Investor Amount has been paid in full; and

               (iii) the balance, if any, shall be treated as "Shared Principal Collections" to be applied to other Series in Group One in accordance with
     Section 4.1(h) of the Agreement.

          (c)  [Reserved]

          (d) The Transferor may direct the Servicer to (i) deposit to the Collection Account and (ii) release from the Collection Account, Collections of Principal Receivables allocable to Series 2001-1 and on deposit therein and direct that such amounts be distributed to each Senior Class Agent in accordance with the Pro Rata Share for the related Senior Class for the account of the Certificateholders of such Senior Class in reduction of the Senior Class Investor Amount for such Senior Class. Any such release and distribution may occur only in order (i) to reduce the sum of the Senior Class Investor Amount and the Interest Component of all outstanding Related Commercial Paper for a Senior Class to an amount which is less than the Senior Class Facility Limit or
(ii) to reduce the Senior Class Certificate Principal Balances for all Senior Classes to an amount which is less than the product of (x) the aggregate Floating Allocation Percentage with respect to Default Amounts for all Senior Classes (as of the end of the most recent Monthly Period) and (y) the sum of the Excess Funding Amount and the Aggregate Principal Receivables; provided that
                                                               --------
amounts must be distributed to each Senior Class in accordance with the Pro Rata Share as described above, notwithstanding that the reduction described in clause
(ii) may not be required for each Senior Class.

          Section 4.6  Defaulted Amounts; Senior Class Investor Charge Offs.
                       ----------------------------------------------------

          (d) If, on any Distribution Date, (i) the sum of the amounts required to be paid with respect to each Senior Class pursuant to Sections 4.4(a)(i)(A) through (E) of the Agreement on such Distribution Date exceeds (ii) the sum of
(w) the amount available therefor pursuant to Section 4.4(a)(i) for such Distribution Date, (x) the amount available to be withdrawn from the Spread Account in respect of such Senior Class and actually paid to the related Senior Class Agent pursuant to clause first of Section 4.4(c), (y) the amount of Shared
                               -----
Principal Collections available pursuant to Section 4.7(d) and (z) the Pro Rata Share for such Senior Class for the related Monthly Period of the Collections of Principal Receivables allocated to the Subordinate Class for the related
Monthly Period, then the Subordinate Class Investor Amount shall be reduced by the amount of such excess, but not by more than the excess of (A) the sum of the Investor Default Amount for the Senior Class and the Floating Allocation Percentage for such Class for the related

Monthly Period of Adjustment Payment Obligations for such Monthly Period which the Transferor failed to make in accordance with the Agreement over (B) the amount available therefor pursuant to Section 4.4(a)(i) for such Distribution Date plus the amount paid to the related Senior Class Agent from amounts on
     ----
deposit in the Spread Account pursuant to clause first of Section 4.4(c) plus
                                                 -----                   ----
the amount of Shared Principal Collections available pursuant to Section 4.7(d), plus the Pro Rata Share for such Senior Class for the related Monthly Period of
----
the Collections of Principal Receivables allocated to the Subordinate Class for the related Monthly Period, in each case used to fund the Investor Default Amount for such Senior Class and the Floating Allocation Percentage for the related Monthly Period of Adjustment Payment Obligations which the Transferor failed to make in accordance with the Agreement. In the event that such reduction would cause the Subordinate Class Investor Amount to be a negative number, the Subordinate Class Investor Amount shall be reduced to zero, and the Senior Class Investor Amount for such Senior Class shall be reduced by the amount by which the Subordinate Class Investor Amount would have been reduced below zero (with respect to such Senior Class, a "Senior Class Investor Charge
                                                  ----------------------------
Off"); provided, however, that the Senior Class Investor Amount for such Senior
---    --------  -------
Class shall not be reduced below zero. Senior Class Investor Charge Offs for such Class shall thereafter be reimbursed and the Senior Class Investor Amount for such Senior Class increased (but not by an amount in excess of the aggregate unreimbursed Senior Class Investor Charge Offs for such Class) on any Distribution Date by the amounts allocated and available for that purpose pursuant to Section 4.4(a)(i)(F). Nothing herein shall affect the Transferor's obligations to make Adjustment Payment Obligations in accordance with the Agreement whether before or after any Investor Charge Offs are made with respect to such Adjustment Payment Obligations.

          (b) If, on any Distribution Date, the sum of the amounts to be paid pursuant to Sections 4.4(a)(ii)(A) through (C) of the Agreement exceeds the amounts available therefor under Section 4.4(a)(ii), then the Subordinate Class Investor Amount (after giving effect to any reduction thereof pursuant to Sections 4.4(c) and 4.6(a) of the Agreement) shall be reduced by the amount of such excess, but not by more than the excess of (A) the sum of the Subordinate Class Investor Default Amount and the Floating Allocation Percentage with respect to the Subordinate Class for the related Monthly Period of Adjustment Payment Obligations which the Transferor failed to make in accordance with the Agreement over (B) the amounts available therefor under Section 4.4(a)(ii) used to fund the Subordinate Class Investor Default Amount and the Floating Allocation Percentage with respect to the Subordinate Class for the related Monthly Period of Adjustment Payment

Obligations which the Transferor failed to make in accordance with the Agreement (each, a "Subordinate Class Investor Charge Off"); provided, however, that the
          -------------------------------------    --------  -------
Subordinate Class Investor Amount shall not be reduced below zero. Any such reduction of the Subordinate Class Investor Amount shall be given effect after any reduction of the Subordinate Class Investor Amount pursuant to Sections 4.4(c) and 4.6(a) of the Agreement. Subordinate Class Investor Charge Offs shall thereafter be reimbursed and the Subordinate Class Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Subordinate Class Investor Charge Offs) on any Distribution Date by the amounts allocated and available for that purpose pursuant to Section 4.4(a)(ii)(D) of the Agreement.

          Section 4.7  Shared Principal Collections.  Subject to Section 4.1(h)
                       ----------------------------
of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2001-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2001-1 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series in Group One. The "Principal Shortfall" for Series 2001-1 will be equal
                           -------------------
to the sum, during each respective period shown below, of (a) for any Distribution Date with respect to the Revolving Period, zero or such other greater amount not exceeding the Aggregate Investor Amount as may be designated by the Transferor, at its option, (b) for any Distribution Date with respect to the Amortization Period, the excess, if any, of the Aggregate Investor Amount over the sum of the Fixed/Floating Allocation Percentages for all Classes for the related Monthly Period of Collections of Principal Receivables for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (c) for any Distribution Date, the excess of the amount of the Required Spread Account Amount over the amount on deposit in the Spread Account and (d) for any Distribution Date with respect to which the Investor Percentage with respect to collections of Principal Receivables is zero, the amount by which the amount described in Section 4.6(a)(i) exceeds the sum of the amounts described in clauses (w) and (x) of Section 4.6(a)(ii); provided,
                                                                --------
however, that the amount described in clauses (c) and (d) may only be included
-------
in the Principal Shortfall amount for such Distribution Date to the extent such amount can be funded from Shared Principal Collections otherwise payable to the Transferor.

          Section 4.8  Shared Excess Finance Charge Collections.  Shared Excess
                       ----------------------------------------
Finance Charge Collections for any Distribution Date will be allocated to Series 2001-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One. The "Finance Charge Shortfall" for Series 2001-1 for
                               ------------------------
any Distribution Date will be equal to the excess, if any, of (a) the full amount described in clauses (i) and (ii) of Section 4.4(a) on such Distribution Date for all Classes over (b) the sum of the Collections of Finance Charge Receivables for such Distribution Date allocable to Series 2001-1 and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 2001-1 in accordance with the Agreement with respect to the related Monthly Period.

          Section 4.9  Applications of Spread Account Funds; Release of Funds
                       ------------------------------------------------------
From Spread Account.
-------------------

          (a) On the Closing Date, the Transferor shall deposit in the Spread Account the Required Spread Account Amount which at such Closing Date shall equal $0.

          (b) On each Distribution Date during the Revolving Period on which the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Servicer shall, or shall direct the Trustee in writing to, transfer such excess from the Spread Account to the Transferor on such Distribution Date. On the date during the Amortization Period on which the sum of the Senior Class Investor Amounts for all Senior Classes has been reduced to zero and all amounts payable hereunder and under the Certificate Purchase Agreement with respect to all Senior Classes shall have been paid in full, the Servicer shall, or shall direct the Trustee in writing to, transfer all amounts on deposit in the Spread Account to the Transferor.

          (c) On the Series Termination Date, the Servicer shall, or shall direct the Trustee in writing to, transfer all amounts on deposit in the Spread Account to the Collection Account and apply such amounts in accordance with
Section 4.4(a) as Collections of Finance Charge Receivables allocable to Series 2001-1.

          (d)  In the event the Trustee shall sell the Receivables pursuant to
Section 9.2, the Servicer shall, or shall direct the Trustee in writing to, transfer all amounts on deposit in the Spread Account to the Collection Account and apply such amounts in accordance with Section 4.4(a) as Collections of Finance Charge Receivables allocable to Series 2001-1.

          (e) Upon the occurrence of a Pay Out Event, the Servicer shall, or shall direct the Trustee in writing to, withdraw all amounts on deposit in the Spread Account and apply such amounts as Senior Class Monthly Principal in accordance with Section 4.5(b).

                              [END OF ARTICLE IV]

          SECTION 9.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable to the Series 2001-1 Certificates:


                                   ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                               CERTIFICATEHOLDERS

          Section 5.1  Distributions.  On each Distribution Date, the Servicer
                       -------------
shall deliver to the Trustee and the Paying Agent a certificate in substantially the form of Exhibit B hereto prepared by the Servicer.
            ----------

          (a) On each Distribution Date, the Paying Agent shall distribute to each Senior Class Agent (other than as provided in Section 12.2 of the Agreement respecting a final distribution) for the account of the Certificateholders of the related Senior Class the amounts that are distributable on such Distribution Date in respect of Carrying Costs for such Senior Class pursuant to this Series Supplement.

          (b)  On each Distribution Date with respect to the Amortization
Period and on each Distribution Date during the Revolving Period on which principal is to be distributed pursuant to subsection 4.5(a)(i), the Paying Agent shall distribute to each Senior Class Agent (other than as provided in Section 12.2 of the Agreement respecting a final distribution) for the account of the Certificateholders of the related Senior Class the amounts that are distributable on such Distribution Date in respect of principal pursuant to this Series Supplement.

          (c) On each Distribution Date, the Paying Agent shall distribute to each holder of record of a Subordinate Class Certificate as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such holder's pro rata share of the amounts that are
                                    --- ----
available on such Distribution Date to be distributed on the Subordinate Class Certificates pursuant to this Series Supplement.

          (d)  On each Distribution Date with respect to the Amortization
Period on or after the Subordinate Class Principal Commencement Date, the Paying Agent shall distribute to each holder of record of a Subordinate Class Certificate as of the preceding Record Date (other than as provided in Section
12.2 of the Agreement respecting a final distribution) such holder's pro rata
                                                                     --- ----
share of the amounts that are available on such Distribution Date to pay principal of the Subordinate Class Certificates pursuant to this Series Supplement.

          (e) Except as provided in Section 12.2 of the Agreement with respect to a final distribution, distributions to any Senior Class Agent or any Series 2001-1 Certificateholder hereunder shall be made by wire transfer of immediately available funds to such Senior Class Agent or such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to such Distribution Date, without presentation or surrender of any such Series 2001-1 Certificate or the making of any notation thereon.

          Section 5.2  Reports and Notices to Series 2001-1 Certificateholders.
                       -------------------------------------------------------
On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2001-1 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information
        ---------
relating to the Trust and the Series 2001-1 Certificates. On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder of Series 2001-1, a statement prepared by the Servicer containing the information which is required to be contained in the monthly statement to the Certificateholders in the form of Exhibit C referred to in the immediately
                                  ---------
preceding sentence, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                               [END OF ARTICLE V]

          SECTION 10.  Pay Out Events.  If any one of the events specified in
                       --------------
Section 9.1 of the Master Pooling and Servicing Agreement or any one of the following events shall occur with respect to the Series 2001-1 Certificates:

          (a) the Transferor or the Servicer shall fail to make any payment or deposit on the date required under the Receivables Purchase Agreement, the Agreement or the Certificate Purchase Agreement, as applicable;

          (b) any representation, warranty, certification or statement made by the Transferor in the Receivables Purchase Agreement, the Agreement, the Certificate Purchase Agreement or any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made;

          (c) the Transferor or the Servicer shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) (i) to be performed or observed under Sections 3.3(a)(vi), 3.3(a)(vii), 3.3(b), 3.3(c), 3.3(h), 3.3(k), 3.3(q), 3.3(t), 3.3(u), 3.3(v), 3.3(w), 3.4(c) or 3.4(d)
of the Certificate Purchase Agreement or Sections 2.5(e) or 2.5(g) (other than any requirements that the Transferor have more than one independent director in clause (ii) of such Section 2.5 (g)) of the Master Pooling and Servicing Agreement or (ii) to be performed or observed under any other provision of the Agreement or the Certificate Purchase Agreement and such default in the case of this clause (ii) shall continue for ten (10) days;

          (d) failure or the default by the Transferor or any Eligible Originator in the performance of any material term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness greater than $10,000,000 was created or is governed, if such event is an "event of default" or "default" under any such agreement; or any Indebtedness of the

Transferor or any Eligible Originator greater than $10,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the scheduled date of maturity thereof;

          (e) the Trustee on behalf of the Investor Certificateholders shall fail for any reason to have a valid and perfected first priority security or ownership interest in the Receivables and other Trust Property of the type covered by Article 9 of the UCC;

          (f)  a Servicer Default shall have occurred;

          (g) any Receivables Purchase Agreement shall have terminated, without the consent of the Agent and each Senior Class Agent;

          (h) the Transferor, the Servicer or any Eligible Originator shall enter into any transaction or merger whereby it is not the surviving entity; provided that any Eligible Originator may merge into any other Eligible
--------
Originator and, with the consent of the Agent and each Senior Class Agent, the Transferor may merge or liquidate into the Bank;

          (i) the Transferor shall fail to (x) designate, or be unable to designate, Additional Accounts the Receivables of which will be Eligible Receivables, as required by Section 2.6(a) of the Agreement or (y) reduce the Investor Amount pursuant to Section 2.6(a) of the Agreement within the time it is required to designate Additional Accounts or reduce the Investor Amount pursuant to Section 2.6(a) of the Agreement;

          (j) the Two Month Rolling Spread Percentage is equal to or less than 2.00%;

          (k) the Subordinate Class Investor Amount is less than 6% of the Aggregate Investor Amount and the Transferor fails to cure such insufficiency within ten Business Days; or

          (l)  as of the end of the most recent Monthly Period, the product of
(i) the aggregate Floating Allocation Percentage with respect to Default Amounts for all Senior Classes and (ii) the sum of the Excess Funding Amount and the Aggregate Principal Receivables, is less than the sum of the Senior Class Certificate Principal Balances for all Senior Classes. For purposes of this subsection

10(l), the Servicer shall have the option to calculate the Floating Allocation Percentage on a daily basis method, using the current day Aggregate Investor Amount in the numerator and the current day Aggregate Principal Receivables and Excess Funding Account balance in the denominator.

          (m) a "Pay-Out Event" or equivalent event shall have occurred and be continuing with respect to Series 1998-2; or

          (n) the Senior Class Investor Amount is not reduced to $0 by September 15, 2001; then, in the case of any event described in subparagraphs (e), (k),
(l), (m) and (n) above, a Pay Out Event with respect to only the Series 2001-1 Certificates will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders, immediately upon the occurrence of such event, and, in the case of any other event described above in this Section 10, after the applicable grace periods, if any, specified for such events, the Trustee or the Required Investor Certificateholders by notice in writing to the Transferor and the Servicer (and to the Trustee if given by Certificateholders), may declare that a Pay Out Event with respect to the Series 2001-1 Certificates only has occurred as of the date of such notice; provided,
                                                                     --------
however, that 100% of the Senior Class Agents may waive any such Pay Out Event
-------
with respect to the Series 2001-1 Certificates. Upon any such waiver, such Pay Out Event shall be deemed not to have occurred for every purpose of the Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon.

          SECTION 11.  Consent to Issuance of Additional Series and Additional
                       -------------------------------------------------------
Eligible Originators.  The Transferor shall obtain the prior written consent of
--------------------
the Agent and each Senior Class Agent prior to the issuance of any Series other than this Series 2001-1 and prior to the designation of any Eligible Originator other than G.R. Herberger's, Inc., McRae's, Inc., Parisian, Inc. and Carson Pirie Scott & Co., National Bank of the Great Lakes, Saks & Company, Saks or any of their respective affiliates, which consents may not be unreasonably withheld or delayed; provided however, that the addition of 2001 Additional Accounts, the
            -------- -------
removal of 2001 Removed Accounts, the issuance of Series 2001-2 and the issuance or inclusion of an additional Senior Class, Senior Class Agent or Bank Investor shall not require the approval of the Agent and the Senior Class Agent.

          SECTION 12. Notice to Rating Agencies of Amendments.  The Transferor
                      ---------------------------------------
shall provide notice to the Rating Agencies for any amendment to the definition of "Fixed/Floating Allocation Percentage", "Floating Allocation Percent-age" or any other amendment to this Series Supplement which may be reasonably expected to adversely effect the subordination of Series 2001-1 to Series 1998-2 or other Series rated by such Rating Agencies.

          SECTION 13. Increase or Reduction of Discount Percentage.  The
                      --------------------------------------------
Transferor shall provide to the Agent and each Senior Class Agent 30 days' prior written notice of any increase, reduction or elimination of the Discount Percentage which would cause the Discount Percentage to be less than 1% or more than 3% and shall obtain the prior written consent of the Agent and each Senior Class Agent to any such increase, reduction or elimination, which consents may not be unreasonably withheld or delayed.

          SECTION 14.  Access to Information.  Notwithstanding the provisions
                       ---------------------
of Section 2.2(b) of the Agreement, the Trustee may disclose to the Agent, each Senior Class Agent and each Senior Class Certificateholder the information contained in the computer files and microfiche lists delivered by the Transferor to the Trustee under the Agreement.

          SECTION 15.  Series 2001-1 Investor Exchange.  Pursuant to subsection
                       -------------------------------
6.9(b) of the Agreement, the Certificateholders may tender their Certificates, and the holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate, in exchange for (i) one or more newly issued classes of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Certificates that may be tendered, (b) the certificate rate (or the method for allocating interest payments or other cash flows to the new Series), if any, with respect to the new Series, (c) the term of the new Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the new Series and (f) the time and the manner at which the tender and cancellation of the Series 2001-1 Certificates and the issuance of the new Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c) of the Master Pooling and Servicing Agreement, and the receipt by the Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Transferor Certificate and the Series 2001-1 Certificates which have been tendered pursuant to this Section 12(a), and shall issue such new Series of Investor Certificates and a new Exchangeable Transferor Certificate, each dated the Exchange Date.

           SECTION 16.  Certificate Defeasance.
                        ----------------------

          (a) The Trustee, at the request of the Transferor and for the benefit of the Series 2001-1 Certificateholders, shall establish and maintain or shall cause to be established and maintained in the name of the Trustee, on behalf of the Series 2001-1 Certificateholders, with a Qualified Institution a certain segregated trust account (the "Defeasance Account"). At the option of the
                               ------------------
Transferor, all amounts received by the Trustee from the issuance of new Certificates or an increase in the invested amount of another Series (or any class within any such other Series) on the settlement date for such issuance shall be deposited in the Defeasance Account.

          (b) Amounts on deposit in the Defeasance Account shall be applied as Collections allocable to the Series 2001-1 Certificates in payment of all accrued and unpaid interest on the Senior Class Certificates and all other amounts outstanding to the Senior Class Certificateholders under the Transaction Documents, in accordance with Section 4.4 of the Agreement, then to the payment in full of the Senior Class Certificate Principal Balance and then, to the extent funds are available, to the payment in full of the Subordinate Class Investor Amount. Any Business Day upon which payments are received in the Defeasance Account shall be deemed to be a Distribution Date. Any funds remaining in the Defeasance Account after all amounts payable to the Certificateholders pursuant to Section 4.4 of the Agreement have been paid in full shall be paid to the Transferor.

           SECTION 17.  Transfers of Series 2001-1 Certificates; Legends.
                        ------------------------------------------------

          (a) No Senior Class Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance
                                                 --------
with this Section 17 and the Investor Letter. No Subordinate Class Certificate or any interest therein may be Transferred, except as permitted by this Series Supplement or the Certificate Purchase Agreement. Any Transfer of a Senior Class Certificate otherwise permitted by this Section 17 will be permitted only if it consists of a pro rata percentage interest in all payments made with
                    --------
respect to such holder's Senior Class Certificates. No Senior Class Certificate or any interest therein may be Transferred to any Person (each, an "Assignee"),
                                                                    --------
unless the Assignee shall have executed and delivered the certification referred to in subsection 17(f) below and each of the Transferor and the Servicer shall have granted its prior consent thereto; provided, that the consent of the
                                        --------
Transferor and the Servicer shall not be required in connection with any transfer to the Bank Investors pursuant to the Certificate Purchase Agreement or to any Program Support Provider. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation. Notwithstanding anything to the contrary contained herein or in the Master Pooling and Servicing Agreement, any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void.

          (b) Notwithstanding subsection 6.3(d)(i) of the Agreement, transfers of less than $500,000 in principal amount of a Senior Class Certificate may be made, provided that no transfer of a Senior Class Certificate (or a portion
      --------
thereof) shall be of less than $200,000 in principal amount and provided further
                                                                -------- -------
that any transfer to any Bank Investor pursuant to the Certificate Purchase Agreement or to any Program Support Provider may be made in any principal amount.

          (c) Each (x) Senior Class Agent shall certify to the Transferor, the Servicer, and the Trustee that the initial purchaser of a Senior Class Certificate (of the Senior Class with respect to which such Person is the Senior Class Agent) or any interest therein and any Assignee thereof which is either a related Bank Investor or a Program Support Provider is, and (y) each other Assignee shall certify as to itself to the Transferor, the Servicer, and the Trustee that it is, either (i)(A) a citizen or resident of the United States,
(B) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Senior Class Certificates may constitute unrelated business taxable income or (C) a person not described in (A) or (B) whose ownership of the Senior Class Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Senior Class Certificate will not result in any withholding obligation with respect to any payments with respect to the Senior Class Certificates by any person and who will furnish to the Senior Class Agent, the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 (and to agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (ii) an estate or trust the income of which is includable in gross income for United States federal income tax purposes.

          (d) Each (i) Senior Class Agent shall certify to the Transferor, the Servicer, and the Trustee that the initial purchaser of a Senior Class Certificate (of the Senior Class with respect to which such Person is the Senior Class Agent) or any interest therein and any Assignee thereof which is either a related Bank Investor or a Program Support Provider has, and (ii) each other Assignee shall certify as to itself to the Transferor, the Servicer, and the Trustee, that it has, neither acquired nor will it sell, trade or transfer any interest in a Senior Class Certificate or cause an interest in a Senior Class Certificate to be readily tradable on a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder or to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a Senior Class Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Senior Class Certificate that it is not and will not become, for so long as it holds an interest in a Senior Class Certificate, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If an initial purchaser of an interest in a Senior Class Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to
                           --------  -------
permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership.

          (e) Each Senior Class Certificate will bear a legend or legends substantially in the following form:

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,

(IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF SECTION 401(C) OF ERISA), BUT EXCLUDING, ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MADE READILY TRADABLE ON A SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF) WITHIN THE MEANING
OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER OR MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF
SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

               THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE MASTER POOLING AND SERVICING AGREEMENT
AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM

THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 2001-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED TO ANY PERSON OTHER THAN A BANK INVESTOR OR A PROGRAM SUPPORT PROVIDER WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 2001-1 SUPPLEMENT.

               Each Subordinate Class Certificate will bear a legend or legends substantially in the following form:

               THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED.

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS

DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF
SECTION 401(C) OF ERISA), BUT EXCLUDING, ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          (f) Upon surrender for registration of transfer of a Senior Class Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Senior Class Certificateholder substantially in the form attached as Exhibit D hereto, executed by the registered owner, in person or by
            ---------
such Senior Class Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Senior Class Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Senior Class Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Senior Class Certificates shall be subject to the restrictions set forth in this Section 17, to such other restrictions as shall be set forth in the text of the Senior Class Certificates. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

          SECTION 18.  Ratification of Master Pooling and Servicing Agreement.
                       ------------------------------------------------------
As supplemented by this Series Supplement, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed and the Master Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

          SECTION 19.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts (and by different parties on different counterparts), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 20.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                       -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 21.  Subordination of Certain Termination Payments.
                       ---------------------------------------------
Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series
2001-1 Certificates shall be payable first to the holders of the Senior Class Certificates on a pro rata basis until all obligations payable in respect of the
                  --- ----
Senior Class Certificates are paid in full and then to the holders of the Subordinate Class Certificates on a pro rata basis until the Subordinate Class
                                    --- ----
Certificates are paid in full.

          SECTION 22.  Opinions of Counsel.  Any Opinion of Counsel required to
                       -------------------
be delivered pursuant to the Agreement shall be acceptable to the Agent, in its sole discretion.

          SECTION 23.  No Third-Party Beneficiaries.  As provided in Section
                       ----------------------------
13.12 of the Agreement, the Agreement will inure to the benefit of the Series 2001-1 Certificateholders and their respective successors and permitted assigns. Except as otherwise provided herein, no other person will have any right or obligation hereunder, whether as third party beneficiary or otherwise.

          IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                         SAKS CREDIT CORPORATION,
                           as Transferor


                         By:/s/ Scott A. Honnold
                            ----------------------------
                         Name:  Scott A. Honnold
                         Title: Vice President


                         SAKS INCORPORATED,
                           as Servicer


                         By:/s/ Scott A. Honnold
                            ----------------------------
                         Name:  Scott A. Honnold
                         Title: Vice President


                         WELLS FARGO BANK MINNESOTA,
                         NATIONAL ASSOCIATION,
                           as Trustee



                         By:/s/ Sue Dignan
                            ----------------------------
                         Name: Sue Dignan
                         Title: Corporate Trust Officer